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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported):   May 13, 2002
                                                           --------------


                         STRANDTEK INTERNATIONAL, INC.
                         -----------------------------
               (Exact name of registrant as specified in charter)



          Delaware                       33-22169 C               34-1573330
------------------------------       -----------------       ------------------
(State or other jurisdiction         (Commission File          (IRS Employer
        of incorporation)                 Number)            Identification No.)



           455 North Indian Rocks Road, Belleair Bluffs, Florida 33770
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (727) 585-6333
                                                          -----------------


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                Page 1 of 4 Pages
                       The Exhibit Index Appears on Page 3

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Item 4.  Changes in Registrant's Certifying Accountant.

     (a) Replacement of Accountants. The Board of Directors of StrandTek International, Inc. ("StrandTek") resolved on May 13, 2002 (the "Change Date") to replace Harper, Van Scoik & Company, LLP ("HVS&Co."), Clearwater, Florida, as StrandTek's independent accountants.

     Neither of the reports of HVS&Co. on the financial statements of StrandTek for the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

     During the two fiscal years ended September 30, 2001, and during the interim period from that date to the Change Date, there were no disagreements, whether or not resolved, with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused the former accountants to make reference to the subject matter of the disagreement in connection with their report. In addition, none of the events identified in Item 304(a)(1)(iv)(B) of Regulation S-B occurred during the time period referenced in the prior sentence.

     A copy of the letter dated May 13, 2002 from Harper, Van Scoik & Company, LLP to the Securities and Exchange Commission affirming the agreement of HVS&Co. with the statements in the two preceding paragraphs is filed as Exhibit 16.01 to this Form 8-K.

     (b) New Accountants. On the Change Date, the Board of Directors of StrandTek selected the firm of Blackman Kallick Bartelstein, LLP ("BKB") as its new independent certified public accountants and resolved to engage that firm to audit the financial statements of StrandTek. BKB is located in Chicago, Illinois, the site of StrandTek's primary manufacturing facilities.

     During the fiscal years ended September 30, 2001 and 2000 and to the Change Date, StrandTek did not consult with BKB regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on StrandTek's financial statements, or (iii) on any other matter that would be required to be reported in this Form 8-K pursuant to Item 304(a)(2) of Regulation S-B.

     (c) Board Action. Although the Board of Directors of StrandTek does have an audit committee, the actions by the Board in connection with the replacement of the former accountants with a new firm of accountants were taken without any separate action by the committee.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.      The following exhibit is filed with this report:

          Exhibit 16.01 Letter dated May 13, 2002 from Harper, Van Scoik & Company, LLP to the Securities and Exchange Commission.

                          (signature on following page)

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STRANDTEK INTERNATIONAL, INC.

                                          By: /s/ WILLIAM G. BUCKLES, JR.
                                             -----------------------------
                                        Name:   William G. Buckles, Jr.

                                        Title:  Vice-President, Chief Financial
                                                Officer

Dated:  May 14, 2002



                                  EXHIBIT INDEX

Exhibit
  No.                              Description
-------    --------------------------------------------------------------

16.01 Letter from Harper, Van Scoik & Company, LLP concerning its agreement with the applicable portion of Item 4(a) of this Report on Form 8-K

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